SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 1, 2005

Strategic Hotel Capital, Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

001-32223	33-1082757
(Commission File Number)	(I.R.S. Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of Principal Executive Offices)	(Zip Code)

(312) 658-5000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Strategic Hotel Capital, Inc. (the “Company”) hereby amends its Current Report on Form 8-K filed on April 7, 2005, as amended by the Report on Form 8-K/A filed on June 16, 2005, in order to file financial statements and pro-forma financial information required by Item 9.01 of Form 8-K in connection with the Company’s acquisition of an 85% controlling interest in joint ventures that own the InterContinental hotels in Chicago and Miami, which acquisition closed on April 1, 2005.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired. Filed as Exhibit 99.1 hereto are the condensed combined financial statements as of and for the period ended March 31, 2005 for the InterContinental hotels in Chicago and Miami.

(b)	Pro forma financial information. Furnished as Exhibit 99.2 hereto is the pro forma financial information for the 85% controlling interest in the InterContinental hotels in Chicago and Miami.

(c)	Exhibits.

Exhibit No.	Description
99.1	Condensed combined financial statements as of and for the period ended March 31, 2005 for the InterContinental hotels in Chicago and Miami

99.2	Pro forma financial information for the 85% controlling interest in the InterContinental hotels in Chicago and Miami

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC HOTEL CAPITAL, INC.

June 30, 2005	By:	/s/ Monte J. Huber
	Name:	Monte J. Huber
	Title:	Vice President, Controller and Treasurer

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